Exhibit 10.1

                           AMENDMENT NO. 3 AND WAIVER

                                       to

                                CREDIT AGREEMENT


     This AMENDMENT NO. 3 AND WAIVER dated as of August 8, 2006 (this "Amendment") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004 and by Amendment No. 2 thereto dated as of November 10, 2005 (as amended, the "Loan Agreement").

     B. The Borrower has requested that the Banks (i) waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within 45 days following the close of such second fiscal quarter of the Borrower, (ii) amend Section 10.04 of the Loan Agreement to allow the Borrower and its Restricted Subsidiaries, in any Fiscal Year, to make Consolidated Capital Expenditures in the aggregate amount up to $3,000,000 and (iii) amend Section 9.08 to clarify the exclusion of real property leases therefrom.

     C. The Banks are agreeable to such waiver and amendments on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendments of Loan Agreement.

          2.01 Section 10.4 of the Loan Agreement is hereby amended by deleting the number "$1,500,000" appearing therein, and substituting the number "$3,000,000" thererfor.

          2.02 Clause (b) of Section 9.08 of the Loan Agreement is hereby amended in its entirety to read as follows: "(b) each of the real property leases, whether retail, office, warehouse or otherwise, in effect on this date and those real property leases entered into in the future,"

     Section 3. Waiver.

          3.01 The Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending July 1, 2006 within 45 days following the close of such second fiscal quarter of the Borrower. The Borrower has informed the Banks that such financial information for the fiscal quarter ending July 1, 2006 will likely not be delivered within such 45 day period. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending July 1, 2006 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending July 1, 2006 shall be delivered to the Banks on or before October 15, 2006. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default is continuing as of the date hereof.

          3.02 The waiver set forth herein is effective only in this one instance, and is not intended to waive compliance with such covenant for any future periods. Such waiver is subject to the satisfaction of the terms and conditions stated below for the effectiveness hereof. Such waiver is limited precisely as written and shall not be deemed to (a) be a waiver of any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) prejudice any right or rights which the Banks may have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.

     Section 4. Acknowledgments, Confirmations and Consent.

          4.01 The Borrower and the Guarantors acknowledge and confirm that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          4.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

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     Section 5. Representations and Warranties. The Borrower and each
Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          5.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Loan Agreement.

          5.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

          5.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          5.04 This Amendment has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

Section 6. Miscellaneous.

          6.01 Except as specifically modified by this Amendment, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          6.02 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN
AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF
SUCH STATE.

          6.03 The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

          6.04 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

          6.05 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 7. Effectiveness of Waiver. This Amendment shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Banks, (ii) payment to the Agent for the account of the Banks of a non-refundable waiver fee in the amount of $50,000 and (iii) payment of the Agent's legal fees and expenses.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have signed and delivered this Amendment as of the date first written above.

                                  HAMPSHIRE GROUP, LIMITED


                                  By:  /s/ Michael S. Culang
                                       -----------------------------------------
                                  Name: Michael S. Culang
                                  Title: Chief Executive Officer

                                  HAMPSHIRE DESIGNERS, INC.


                                  By:  /s/ Michael S. Culang
                                       -----------------------------------------
                                  Name: Michael S. Culang
                                  Title: Chairman

                                  GLAMOURETTE FASHION MILLS, INC.


                                  By:  /s/ Michael S. Culang
                                       -----------------------------------------
                                  Name: Michael S. Culang
                                  Title: Chairman


                                 ITEM-EYES, INC.

                                 By:  /s/ Michael S. Culang
                                      ------------------------------------------
                                 Name: Michael S. Culang
                                 Title: Chairman


                                 HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank, as Letter of Credit Issuing Bank (for all Letters of Credit other than Existing Letters of Credit) and as Agent


                                 By:  /s/ Ignatius J. Marotta
                                      ------------------------------------------
                                 Name:  Ignatius J. Marotta
                                 Title: FVP

                                 THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Bank

                                 By:  /s/ Lizabeth McCartny
                                      ------------------------------------------
                                 Name:  Lizabeth McCartny
                                 Title: Vice President


                                 JPMORGAN CHASE BANK , as a Bank and as Letter of Credit Issuing Bank (for the Existing Letter of Credit)

                                 By:  /s/ Joseph J. Nastri
                                      ------------------------------------------
                                 Name:  Joseph J. Nastri
                                 Title: SVP


                                 ISRAEL DISCOUNT BANK OF NEW YORK, as a Bank


                                 By:  /s/ Michael Paul
                                      ------------------------------------------
                                 Name:  Michael Paul
                                 Title: Assistant Vice President

                                 By:  /s/ David A. Acosta
                                      ------------------------------------------
                                 Name:  David A. Acosta
                                 Title: First Vice President


                                  BANK OF AMERICA, N.A., as a Bank


                                 By:  /s/ Joyce Y. Chan
                                      ------------------------------------------
                                 Name:  Joyce Y. Chan
                                 Title: VP


                                 WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank


                                 By:  /s/ Jeff Reeves
                                      ------------------------------------------
                                 Name:  Jeff Reeves
                                 Title: SVP